UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): October 12, 2005
                                                    ----------------------------
                                                    (October 8, 2005)
                                                    ----------------------------

                                 GAMESTOP CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      1-32637                                            20-2733559
--------------------------------------------------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

   625 Westport Parkway, Grapevine, Texas                         76051
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                               GSC Holdings Corp.
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

Credit Agreement

     On October 11, 2005, GameStop Corp. (f/k/a GSC Holdings Corp.) ("GameStop"), together with certain of GameStop's subsidiaries (the "Borrowers"), entered into a Credit Agreement (the "Agreement") with Bank of America, N.A. and the other lending institutions listed in the Agreement (the "Lenders"), Bank of America, N.A. and Citicorp North America, Inc., as Issuing Banks, Bank of America, N.A., as Administrative Agent and Collateral Agent, Citicorp North America, Inc., as Syndication Agent, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent.

     The Agreement replaces the Amended and Restated Credit Agreement, dated as of June 21, 2004 (the "Prior Facility"). The Prior Facility was due to expire in June 2009. Letters of Credit issued under a Loan and Security Agreement, dated March 16, 1998, among Electronics Boutique of America, Inc., Electronics Boutique Holdings Corp. ("EB"), EB Investment Corp. and Fleet Retail Group (as amended from time to time) (the "EB Credit Facility"), which totaled approximately $3.6 million as of October 11, 2005, were transferred to the Agreement. The EB Credit Facility was terminated concurrently with entering into the Agreement.

     The Agreement provides for a maximum borrowing of $400,000,000 and terminates on October 11, 2010. Borrowings under the Agreement will be limited by a borrowing base, which is defined as the lesser of (i) the cost of eligible inventory multiplied by the inventory advance rate (with initial rate of 71% for GameStop inventory and 70% for EB inventory) or (ii) 90% of the net appraised inventory liquidation value, plus, in each case, 85% of eligible credit card receivables, less certain reserves. The maximum borrowing amount may be reduced from time to time according to the terms of the Agreement. Borrowings made pursuant to the Agreement may be committed loans or swing line loans, the combined sum (including any outstanding letters of credit) of which may not exceed the lesser of the maximum borrowing amount or the borrowing base. Amounts borrowed under the Agreement may be borrowed, repaid and reborrowed from time to time until October 11, 2010. The Agreement also provides for the issuance of letters of credit.

     Borrowings made pursuant to the Agreement will bear interest, payable quarterly or, if earlier, at the end of any interest period, at either (a) the prime loan rate, described in the Agreement as the higher of Bank of America N.A.'s prime rate or the federal funds rate plus 0.50%, plus a percentage spread (ranging from 0% to 0.25%) based on GameStop's consolidated leverage ratio, or
(b) the Eurodollar rate (a publicly published rate) plus a percentage spread (ranging from 1.25% to 1.75%) based on GameStop's consolidated leverage ratio. Swing line loans shall be prime rate loans. Under the Agreement, GameStop agrees to pay a commitment fee, payable quarterly, at rates that range from 0.375% to 0.50% depending on GameStop's consolidated leverage ratio. The payments under this Agreement are guaranteed by the direct or indirect domestic wholly-owned subsidiaries of GameStop.

     The Agreement contains customary affirmative and negative covenants for credit facilities of this type, including limitations on GameStop and its subsidiaries with respect to indebtedness, liens, investments, distributions, mergers and acquisitions, disposition of assets, change of business and transactions with affiliates. The covenants permit GameStop to use proceeds of the credit loans and letters of credit for the repayment of all amounts under the Prior Facility and for other existing indebtedness, as permitted under the Agreement, for working capital, capital expenditures and to pay transaction costs in connection with the Mergers (as defined in item 2.01 below) and for all other lawful corporate purposes, including payment of dividends, acquisitions of assets, capital stock of other companies and share repurchases, in each case to the extent permitted in the Agreement. The Agreement also contains a financial covenant that requires GameStop, upon the credit extensions outstanding under the Agreement exceeding 80% of the lesser (x) the maximum borrowing amount or (y) the borrowing base, to maintain a fixed charge coverage ratio of not less than 1.5:1.0.

     The Agreement provides for customary events of default with corresponding grace periods, including failure to pay any principal or interest when due, failure to comply with covenants, any material representation or warranty made by GameStop proving to be false in any material respect, certain bankruptcy, insolvency or receivership events affecting GameStop or its subsidiaries, defaults relating to certain other indebtedness, imposition of certain judgments and mergers or the liquidation of GameStop.

     In the event of a default by GameStop, the Administrative Agent may, and at the request of the requisite number of Lenders shall, declare all obligations under the Agreement immediately due and payable, terminate the Lenders' commitments to make loans under the Agreement, and enforce any and all rights of the Lenders or Administrative Agent under the Agreement and related documents. For certain events of default related to bankruptcy, insolvency and receivership, the commitments of Lenders will be automatically terminated and all outstanding obligations of GameStop will become immediately due and payable.

     The foregoing description of the Agreement and related matters is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

     Certain direct and indirect subsidiaries of GameStop guaranteed certain obligations of GameStop and the Borrowers. The Guaranty, dated as of October 11, 2005, by GameStop and certain subsidiaries of GameStop in favor of the agents, and lenders is filed as Exhibit 10.2 hereto and incorporated herein by reference.

     The Agreement is also secured by substantially all of GameStop's and certain of its subsidiaries' assets, including, without limitation, (i) inventory, (ii) accounts receivable (including credit card receivables), (iii) general intangibles (including trade names, trademarks and other intellectual property), (iv) furniture, fixtures and equipment, (v) bank and investment accounts, (vi) investment property (including a pledge of subsidiary stock),
(vii) owned real estate, (viii) claims and causes of action relating to the foregoing accounts receivable, certain intellectual property and the capital stock and other equity interests of certain of GameStop's direct and indirect subsidiaries pursuant to (a) a Security Agreement, dated October 11, 2005, which is filed as Exhibit 10.3 hereto and incorporated herein by reference, (b) the Patent and Trademark Security Agreement dated as of October 11, 2005, which is filed as Exhibit 10.4 hereto and incorporated herein by reference, (c) the Mortgage, Security Agreement, and Assignment and Deeds of Trust between GameStop of Texas, L.P. and Bank of America, N.A., as Collateral Agent, which is filed as
Exhibit 10.5 hereto and incorporated herein by reference and (d) the Mortgage, Security Agreement, and Assignment and Deeds of Trust between Electronics Boutique of America, Inc. and Bank of America, N.A., as Collateral Agent, which is filed as Exhibit 10.6 hereto and incorporated herein by reference. In addition, each of GameStop,

GameStop Holdings Corp. (f/k/a GameStop Corp.) ("Historical GameStop"), GameStop, Inc., GameStop of Texas (GP), LLC, GameStop (LP), LLC, EB, EB Investment Corp., Electronics Boutique of America, Inc., EB Sadsbury Second, LLC, EB Sadsbury General Partner, LP and EB International Holdings, Inc. have entered into a Securities Collateral Pledge Agreement pledging certain interests in certain subsidiaries, a form of which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

     Certain of the Lenders party to the Agreement, and their respective affiliates, have performed, and may in the future perform for GameStop and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

     See Item 2.01 for a description of the Merger Agreement (as defined below). This description is incorporated into this Item 1.01 by reference.

Registration Rights Agreement

     In connection with the consummation of the Mergers (as defined below), EB Nevada Inc. and James J. Kim (the "Kim Group") entered into a registration rights agreement (the "Registration Rights Agreement") pursuant to which GameStop is obligated to register the shares of Class A Common Stock of GameStop ("GameStop Class A Common Stock") held by the Kim Group. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.8 and is incorporated herein by reference. The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement.

Item 1.02.      Termination of a Material Definitive Agreement.

(a)  Prior Facility

     Effective October 11, 2005, the Prior Facility, which provided for a secured revolving credit facility of up to an aggregate of $75 million (which could be increased to $100 million under certain circumstances) at any one time outstanding with a maturity date of June 21, 2009, was terminated, in connection with the Mergers and the entering into the Agreement described in item 1.01.

     At the end of any interest period, at either (a) the prime loan rate, described in the Prior Facility as the higher of Bank of America N.A.'s prime rate or the federal funds rate plus 0.50%, plus a percentage spread (ranging from 0% to 0.25%) based on Historical GameStop's consolidated leverage ratio, or
(b) the Eurodollar rate (a publicly published rate) plus a percentage spread (ranging from 1.25% to 1.75%) based on Historical GameStop's consolidated leverage ratio. Swing line loans shall be prime rate loans. Under the Prior Facility, Historical GameStop agreed to pay a commitment fee, payable quarterly, at rates that range from 0.30% to 0.50% depending on Historical GameStop's consolidated leverage ratio. The payments under the Prior Facility were guaranteed by the direct or indirect domestic wholly-owned subsidiaries of Historical GameStop. As of October 11, 2005, there was approximately $25,000,000 outstanding under the Prior Facility. On October 11, 2005, Historical GameStop paid the total outstanding amounts under the Prior Facility from cash on hand. Historical GameStop did not incur any early termination penalties in connection with the termination of the Prior Facility.

     The Prior Facility was secured by substantially all of Historical GameStop's and certain of its subsidiary's assets, including inventory, accounts receivable, general intangibles, accounts, investment property, real estate, intellectual property and the capital stock and other equity interests of certain of Historical GameStop's direct and indirect subsidiaries.

(b)  EB Credit Facility

     Effective October 11, 2005, the EB Credit Facility, a secured revolving credit facility of up to an aggregate of $50 million at any one time outstanding with a maturity date of March 16, 2006, was terminated in connection with the Mergers and the entry into the Agreement facility described in item 1.01.

     Borrowings made pursuant to the EB Credit Facility bore interest at (a) the bank's prime rate or (b) the adjusted LIBOR rate plus 250 basis points. Other than outstanding letters of credit which were transferred to the facility there were no loans outstanding under the EB Credit Facility. The payments under the EB Credit Facility were guaranteed by EB and EB Investment Corp. As of October 11, 2005, there approximately $3.6 million of letters of credit were issued thereunder, which will be transferred to the Agreement. GameStop did not incur any early termination penalties in connection with the termination of the EB Credit Facility. The EB Credit Facility provided for a $100,000 commitment fee at closing and an annual $25,000 collateral management fee.

     The EB Credit Facility was secured by certain of EB's assets of, including, without limitation, inventory, accounts receivable, equipment, fixtures and other property.

Item 2.01       Completion of Acquisition or Disposition of Assets.

     On October 8, 2005 (the "Effective Date"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated April 17, 2005, among Historical GameStop, EB, GameStop, Inc., GameStop, Cowboy Subsidiary LLC, wholly-owned subsidiary of GameStop ("GameStop Merger Sub") and Eagle Subsidiary LLC, wholly-owned subsidiary of GameStop ("EB Merger Sub" and, together with GameStop Merger Sub, the "Merger Subs"), GameStop Merger Sub merged with and into Historical GameStop (the "GameStop Merger") and EB Merger Sub merged with and into EB (the "EB Merger" and together with the GameStop Merger, the "Mergers"). As a result of the Mergers, each of Historical GameStop and EB is now a wholly-owned subsidiary of GameStop.

     Pursuant to the GameStop Merger, on the Effective Date, each share of Class A Common Stock of Historical GameStop ("Historical GameStop Class A Common Stock") was converted into one share of GameStop Class A Common Stock and each share of Class B Common Stock of Historical GameStop ("Historical GameStop Class B Common Stock" and together with Historical GameStop Class A Common Stock, "Historical GameStop Common Stock") was converted into one share of Class B Common Stock of GameStop ("GameStop Class B Common Stock" and together with the GameStop Class A Common Stock, the "GameStop Common Stock") (collectively, the "GameStop Merger Consideration"). Pursuant to the EB Merger, each share of Common Stock of EB ("EB Common Stock") was converted into (i) $38.15 in cash without interest and (ii) .78795 shares of GameStop Class A Common Stock (the "EB Merger Consideration" and, together with the GameStop Merger Consideration, the "Merger Consideration"). GameStop is funding the cash portion of the consideration to be paid to the former EB stockholders from the previously announced offering of U.S. $300,000,000 aggregate principal amount of Senior Floating Rate Notes and $650,000,000 aggregate principal amount of 8% Senior Notes, which was released out of escrow in connection with the closing of the business combination, and excess cash.

     The issuance of the GameStop Class A and Class B Common Stock in the GameStop Merger was registered under the Securities Act of 1933, as amended, pursuant to GameStop's registration statement on Form S-4 (File No. 333-125161) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on September 2, 2005 and the Registration Statement on Form S-4 (File No. 333-128876) filed with the SEC pursuant to Rule 462(b) and declared effective on October 7, 2005.

     The definitive joint proxy statement-prospectus of Historical GameStop and EB, dated September 2, 2005, that forms a part of the Registration Statement (the "Joint Proxy Statement-Prospectus") contains additional information about the Mergers, including information concerning the interests of directors, executive officers and affiliates of Historical GameStop and EB in the Mergers.

     Pursuant to Registration Statement on Form 8-A filed by GameStop on October 3, 2005, the GameStop Common Stock, together with the associated rights to purchase preferred stock issued pursuant to the Rights Agreement, dated as of June 27, 2005 (as it may be amended or supplemented from time to time, the "Rights Agreement"), between GameStop and The Bank of New York, as Rights Agent, are deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Rights Agreement is included as
Exhibit 4.1 hereto and is incorporated herein by reference. The GameStop Class A and Class B Common Stock have been approved for listing on the New York Stock Exchange and will trade under the symbols "GME" and "GME.B", respectively. The description of the GameStop Common Stock contained under the caption "Description of Holdco Capital Stock" in the Joint Proxy Statement-Prospectus is incorporated herein by reference.

     The Historical GameStop Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange, and the EB Common Stock was registered pursuant to Section 12(g) of the Exchange Act and quoted on the Nasdaq National Market. Historical GameStop is delisting the Historical GameStop Common Stock from the New York Stock Exchange and EB is delisting the EB Common Stock from the Nasdaq National Market and each of Historical GameStop and EB have filed a Form 15 with the SEC to terminate the registration under the Exchange Act of the GameStop Common Stock and the EB Common Stock, respectively.

     On October 10, 2005, GameStop issued a press release announcing the completion of the Mergers. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The description of the Merger Agreement and the Mergers set forth herein does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is included as
Exhibit 2.1 hereto, which is incorporated herein by reference.

Item 2.03(a) Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01 for a description of the Credit Agreement. This description is incorporated to this Item 2.03(a) by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     In connection with the Mergers, executive officers of Historical GameStop have become the executive officers of GameStop as set forth below:

R. Richard Fontaine          Chairman of the Board and Chief Executive Officer

Daniel A. DeMatteo           Vice Chairman and Chief Operating Officer

Joseph DePinto               President

David W. Carlson             Executive Vice President, Chief Financial Officer
                              and Assistant Secretary

Ron Freeman                  Executive Vice President, Distribution

     For a description of the employment agreements with R. Richard Fontaine and Daniel A. DeMatteo see Historical GameStop's Current Report on Form 8-K filed with the Commission on April 15, 2005. For a description of the employment terms of Joseph DePinto see Historical GameStop's Current Report on Form 8-K filed with the Commission on March 15, 2005. These descriptions are incorporated herein by reference.

     On October 7, 2005, the Board of Directors of GameStop appointed Larry S. Zilvay and Jerome L. Davis to the Board effective October 15, 2005. The appointment will increase the total number of directors on the Board to eleven. Mr. Zilvay will serve on the Board as a Class III director whose term will expire in 2008. Mr. Davis will serve on the Board as a Class II director whose term will expire in 2007. The Board determined that Mr. Davis meets the applicable independence requirement of the New York Stock Exchange.

     Larry S. Zilavy retired as Executive Vice President, Corporate Finance and Strategic Planning for Barnes & Noble, Inc. in November 2004 and had served in that position since May 2003. Mr. Zilavy was Chief Financial Officer of Barnes & Noble, Inc. from June 2002 through April 2003. Prior to that, he was executive vice president of IBJ Whitehall Bank and Trust Company, where he worked since 1992. Mr. Zilavy has served as a director of The Hain Celestial Group, Inc. since November 2002. Mr. Zilavy is a trustee of St. Francis College in New York City.

     Mr. Davis has served as Global Vice President, Service Excellence for Electronics Data Systems, a business and technology services company, since July 2003. From May 2001 to July 2003, he served in various capacities at Electronics Data Systems, including Chief Client Executive Officer and President, Americas for Business Process Management. Prior to joining Electronic Data Systems, Mr. Davis served as President and Executive Officer of the Commercial Solutions Division of Maytag Corporation, a home and commercial appliance company, from October 1999 until May 2001. He serves on the Board of Directors of Apogee Enterprises, Inc. and has been a member of their Compensation and Audit Committees since 2004.

     As non-employee directors on the Board with no other relationship with GameStop and its affiliates, other than their prospective service to GameStop as a non-employee director, Messrs. Zilvay and Davis will receive the same standard cash compensation amounts paid to other non-employee directors for service on the Board, which amounts have been previously disclosed in Historical GameStop's joint proxy statement-prospectus included in Amendment No. 2 to the Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on September 2, 2005, and such other consideration as may be determined by the Board.

     There is no arrangement or understanding between Messrs. Zilvay and Davis and any other person pursuant to which Messrs. Zilvay and Davis were elected as directors of GameStop. There are no transactions in which Messrs. Zilvay and Davis have an interest requiring disclosure under Item 404(a) of Regulation S-K, except as described above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     In connection with the Mergers, GameStop filed with the Secretary of State of the State of Delaware an amendment to its amended and restated certificate of incorporation changing its name to "GameStop Corp." The amendment was adopted by the board of directors and sole stockholder of GameStop on June 27, 2005. The description of the amendment to GameStop's amended and restated certificate of incorporation is qualified in its entirety by the copy thereof which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01       Regulation FD Disclosure.

     On October 6, 2005, Historical GameStop and EB issued a press release announcing that their stockholders had adopted the Merger Agreement. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The stockholders of Historical GameStop also approved the amendment to Historical GameStop's certificate of incorporation to allow for the payment of the Merger Consideration in accordance with the terms of the Merger Agreement and the amendment to Historical GameStop's Amended and Restated 2001 Incentive Plan to provide for the issuance of GameStop Class A Common Stock under the plan. In addition, although at the EB stockholders' meeting, the EB stockholders approved the adoption of the GameStop Corp. (f/k/a GSC Holdings Corp.) 2005 Incentive Plan (the "Plan"), at the Historical GameStop stockholders' meeting, the stockholders of Historical GameStop did not approve the adoption of the Plan. Therefore, GameStop did not adopt the Plan.

Item 9.01       Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

     (b)  Pro Forma Financial Information.

     To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

     (d)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of April 17, 2005, among GameStop Holdings Corp. (f/k/a GameStop Corp.), Electronics Boutique Holdings Corp., GameStop, Inc., GameStop Corp. (f/k/a GSC Holdings Corp.), Cowboy Subsidiary LLC and Eagle Subsidiary LLC (incorporated by reference to Exhibit 2.1 to Electronics Boutique Holdings Corp.'s Current Report on Form 8-K filed on April 18, 2005).

     3.1 Amendment to the Amended and Restated Certificate of Incorporation of GameStop Corp. (f/k/a GSC Holdings Corp.).

     4.1 Rights Agreement, dated as of June 27, 2005, between GameStop Corp. (f/k/a GSC Holdings Corp.) and The Bank of New York, as Rights Agent (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to Registration Statement on Form S-4 of GameStop Corp.'s (f/k/a GSC Holdings Corp.) filed on July 8, 2005).

     10.1 Credit Agreement, dated October 11, 2005, by and among GameStop
          Corp. (f/k/a GSC Holdings Corp.), certain subsidiaries of GameStop Corp., Bank of America, N.A. and the other lending institutions listed in the Agreement, Bank of America, N.A. and Citicorp North America, Inc., as Issuing Banks, Bank of America, N.A., as Administrative Agent and Collateral Agent, Citicorp North America, Inc., as Syndication Agent, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent.

     10.2 Guaranty, dated as of October 11, 2005, by GameStop Corp. (f/k/a GSC Holdings Corp.) and certain subsidiaries of GameStop Corp. in favor of the agents and lenders.

     10.3 Security Agreement dated October 11, 2005.

     10.4 Patent and Trademark Security Agreement dated as of October 11, 2005.

     10.5 Mortgage, Security Agreement, and Assignment and Deeds of Trust between GameStop of Texas, L.P. and Bank of America, N.A., as Collateral Agent.

     10.6 Mortgage, Security Agreement, and Assignment and Deeds of Trust between Electronics Boutique of America, Inc. and Bank of America, N.A., as Collateral Agent.

     10.7 Form of Securities Collateral Pledge Agreement.

     10.8 Registration Rights Agreement, dated October 8, 2005, among EB Nevada Inc., James J. Kim and GameStop Corp.

     99.1 Press Release dated October 10, 2005.

     99.2 Press Release dated October 6, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GAMESTOP CORP.
                                  --------------
                                  (Registrant)

Date:  October 12, 2005           By: /s/ David W. Carlson
                                      -----------------------------------
                                      Name:  David W. Carlson
                                      Title: Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX
Exnibit    Description
-------    -----------

     2.1 Agreement and Plan of Merger, dated as of April 17, 2005, among GameStop Holdings Corp. (f/k/a GameStop Corp.), Electronics Boutique Holdings Corp., GameStop, Inc., GameStop Corp. (f/k/a GSC Holdings Corp.), Cowboy Subsidiary LLC and Eagle Subsidiary LLC (incorporated by reference to Exhibit 2.1 to Electronics Boutique Holdings Corp.'s Current Report on Form 8-K filed on April 18, 2005).

     3.1 Amendment to the Amended and Restated Certificate of Incorporation of GameStop Corp. (f/k/a GSC Holdings Corp.).

     4.1 Rights Agreement, dated as of June 27, 2005, between GameStop Corp. (f/k/a GSC Holdings Corp.) and The Bank of New York, as Rights Agent (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to Registration Statement on Form S-4 of GameStop Corp.'s (f/k/a GSC Holdings Corp.) filed on July 8, 2005).

     10.1 Credit Agreement, dated October 11, 2005, by and among GameStop
          Corp. (f/k/a GSC Holdings Corp.), certain subsidiaries of GameStop Corp., Bank of America, N.A. and the other lending institutions listed in the Agreement, Bank of America, N.A. and Citicorp North America, Inc., as Issuing Banks, Bank of America, N.A., as Administrative Agent and Collateral Agent, Citicorp North America, Inc., as Syndication Agent, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent.

     10.2 Guaranty, dated as of October 11, 2005, by GameStop Corp. (f/k/a GSC Holdings Corp.) and certain subsidiaries of GameStop Corp. in favor of the agents and lenders.

     10.3 Security Agreement dated October 11, 2005.

     10.4 Patent and Trademark Security Agreement dated as of October 11, 2005.

     10.5 Mortgage, Security Agreement, and Assignment and Deeds of Trust between GameStop of Texas, L.P. and Bank of America, N.A., as Collateral Agent.

     10.6 Mortgage, Security Agreement, and Assignment and Deeds of Trust between Electronics Boutique of America, Inc. and Bank of America, N.A., as Collateral Agent.

     10.7 Form of Securities Collateral Pledge Agreement.

     10.8 Registration Rights Agreement, dated October 8, 2005, among EB Nevada Inc., James J. Kim and GameStop Corp.

     99.1 Press Release dated October 10, 2005.

     99.2 Press Release dated October 6, 2005.